John Hancock Equity Funds
                 Supplement to the Prospectus Dated July 2, 2001



John Hancock Large Cap Value Fund
---------------------------------

On November 20, 2001, the Fund's Trustees voted to change the investment objective of the John Hancock Large Cap Value Fund effective March 1, 2002.

On page 18, the first sentence in the "Goal and Strategy" section will be deleted and replaced with the following:

The fund seeks long-term capital appreciation.



November 21, 2001